UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

       Date of Report (Date of Earliest Event Reported): January 20, 2005

                          PINGCHUAN PHARMACEUTICAL INC.

                              f/k/a XENICENT, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 North Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

                                    333-52472
                                    ---------
                            (Commission File Number)

                                   36-4344865
                                   ----------
                 (I.R.S.  Employer  Identification  No.)

                    32 Ganshui Rd., Harbin, P.R.China 150000
              ----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (86451) 8271-3712
                                -----------------
              (Registrant's Telephone Number, Including Area Code)

                                   Copies to:

                             Harold H. Martin, Esq.
                               17111 Kenton Drive
                                   Suite 204B
                        Cornelius, North Carolina  28031
                              (704) 894-9760 Office
                               (704) 894-9759 Fax


This Current Report on Form 8-K is filed by Pingchuan Pharmaceutical Inc., a North Carolina corporation (the "Registrant"), in connection with the items described below.

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On or about December 10, 2004, Perrella & Associates, P.A., auditors for Pingchuan Pharmaceutical Inc. ("Registrant") resigned.

Perrella & Associates, P.A.'s reports on the Registrant's financial statements the years ended December 31, 2003 and 2002, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit report for years end December 31, 2003 contained a going concern qualification because of Perrella & Associates doubt about the ability to continue as a going concern. In connection with the prior audits for the fiscal years ended December 31, 2003 and 2002, there have been no disagreements with Perrella & Associates, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Perrella & Associates, P.A. would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods.

The Registrant's Board of Directors has made the decision to engage another auditor. The Registrant does not have an audit committee. On or about January 17, 2005, the Registrant engaged Jimmy C.H. Cheung & Co., CPA's as its independent auditors.

Prior to making the decision to retain Jimmy C.H. Cheung & Co., CPA, the Registrant has had no prior relationship with Jimmy C.H. Cheung & Co., CPA's or any of its members.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PINGCHUAN PHARMACEUTICAL, INC.


January  20,  2005

By  /s/  Zhanwu  Hu
    ----------------
    Zhanwu  Hu
    President



EXHIBIT  INDEX

Exhibit  No.                  Description  of  Exhibit
-----------                   ------------------------
16                            Letter  from  Perrella  &  Associates,  PA